UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2022 (August 15, 2022)
Healthcare Realty Holdings, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

Healthcare Trust of America Holdings, LP
16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona 85254
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant

The Audit Committee of the Board of Directors (the "Audit Committee") of Healthcare Realty Trust Incorporated, as the general partner of Healthcare Realty Holdings, L.P. (formally known as Healthcare Trust of America Holdings, LP) (the "OP"), will temporarily reappoint Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to perform a review of the interim financial information included in the Form 10-Q for June 30, 2022 for the OP. The OP expects to file the Form 10-Q for June 30, 2022 by August 19, 2022. Once the filing is complete, the Audit Committee expects to reappoint BDO USA, LLP (“BDO”) as the go forward independent registered public accounting firm. The temporary change in auditors is a result of the determination of the Audit Committee of the Board that Deloitte is in the best position to review the pre-merger, historical financial statements of the OP, as the OP’s former audit firm.

On July 20, 2022, the parties closed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 28, 2022, by and among Healthcare Realty Trust Incorporated (now known as HRTI, LLC (“Legacy HR”), Healthcare Trust of America, Inc., (now known as Healthcare Realty Trust Incorporated) (“Legacy HTA”), Healthcare Trust of America Holdings, LP, (now known as Healthcare Realty Holdings, L.P.) (the “OP”), and HR Acquisition 2, LLC. The combined company, after giving effect to the merger, operates under the name “Healthcare Realty Trust Incorporated."

On August 1, 2022 BDO was appointed as the independent registered public accounting firm for Healthcare Realty Trust Incorporated and the OP.

On August 15, 2022, and for the sole purpose of engaging an independent registered public accounting firm to perform a review of the interim financial information of the OP for the period ended June 30, 2022, the Audit Committee of the Board dismissed BDO as the OP’s independent registered public accounting firm and approved the appointment of Deloitte as the OP’s independent registered public accounting firm. Prior to the merger, Deloitte was the independent registered public accounting firm of Legacy HTA and the OP.

BDO has not previously audited or reviewed the financial statements or the effectiveness of internal control over financial reporting of the OP for any period. Accordingly, the OP has not requested that BDO furnish it with a letter pursuant to Item 304(a)(3) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Realty Holdings, L.P.

	By:	Healthcare Realty Trust Incorporated
its General Partner

Date: August 16, 2022	By:	/s/ J. Christopher Douglas
Name: J. Christopher Douglas
Title: Executive Vice President - Chief Financial Officer